UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): February 13, 2013

INVESTVIEW, INC.

(Exact name of registrant as specified in charter)

Nevada	000-27019	87-0369205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

54 Broad Street, Suite 301

Red Bank, NJ 07701

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code: (732) 380-7271

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANTORY NOTES

On September 19, 2012, Investview, Inc. (the “Company”) filed a Form 8-K (the “Original 8-K”) to report that on September 13, 2012, the Company entered into a Share Exchange Agreement (the “Instilend Agreement”) with Instilend Technologies, Inc., a New York corporation (“Instilend”), and Todd Tabacco, Derek Tabacco and Rich L’Insalata, the shareholders of Instilend (the “Sellers”). Pursuant to the terms of the Instilend Agreement, the Company agreed to acquire, and the Sellers agreed to sell, 100% of the outstanding securities of Instilend in consideration for 500,000 shares of common stock of the Company and a Convertible Promissory Note in the principal amount of $500,000. The Convertible Promissory Note will pay interest in kind at 5%, will mature three years from the date of issuance and converts into common stock at a price of $8.00 per share. In addition, each of the Sellers entered into employment agreements, non-compete agreements and lock-ups agreements, as applicable. The closing of the acquisition was subject to standard closing conditions and Instilend was required to deliver audited financial statements for the years ended March 31, 2012 and 2011, and unaudited financial statements for the six months ended September 30, 2012. The parties closed the acquisition on October 24, 2012.

The business purchased includes Matador, stock location software, for introducing and clearing brokers, which includes regulatory compliance and documentation, dynamic and automated work-flow and a gateway for accessing third-party pools of stocks for the equity stock borrow and lend business. It also includes LendEQS, software that allows lenders and borrowers of equity securities to centrally and anonymously meet and clear their transactions. This software is in an advanced development stage. The Company also engaged three principals of Instilend in connection with the Instilend Agreements. Instilend was initially conducted within All American Technologies, Inc. (“AAT On March 3, 2012, Instilend commenced operating its business by licensing the Matador and LendEQS software from AAT. On September 5, 2012, Instilend purchased all the intellectual property of the Matador and LendEQS platforms from AAT.

At the time of closing, Instilend was the exclusive owner of the Matador and LendEQS platforms, client list of a software program known as LocateStock and the related website, www.locatestock.com. Instilend is a 100% owned subsidiary of the Company.

The purpose of this amendment to the Original 8-K is to provide the historical financial statements of Instilend’s business as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which information was excluded from the Original 8-K in reliance upon Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

Item 9.01      Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

(i)	The audited carve-out financial statements of Instilend Technologies, Inc. as of March 31, 2012 and 2011 and the accompanying notes thereto are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(ii)	The interim condensed carve-out financial statements, unaudited of Instliend Technologies, Inc. as of September 30, 2012 and 2011 and the accompanying notes thereto are included in Exhibit 99.2 hereto and are incorporated herein by reference.

(b)	Pro Forma Condensed Combined Financial Information Unaudited

The following Pro Forma Condensed Combined Financial Statements Unaudited required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.3 hereto and are incorporated herein by reference:

(i)	Pro Forma Condensed Combined Balance Sheet Unaudited as of September 30, 2012

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(ii)	Pro Forma Condensed Combined Statement of Operations Unaudited for the six months ended September 30, 2012

(iii)	Pro Forma Condensed Combined Statement of Operations Unaudited for the year ended March 31, 2012; and

(iv)	Notes to the Pro Forma Condensed Combined Financial Statements Unaudited .

(c)	Exhibits

Exhibit No.	Description of Exhibit
23.1*	Consent of Independent Registered Public Accounting Firm

99.1*	Audited carve-out financial statements of Instilend Technologies, Inc. as of March 31, 2012 and 2011 and for the years ended March 31, 2012 and 2011 and the accompanying notes thereto.

99.2*	Carve-out financial statements of Instilend Technologies, Inc. Unaudited as of September 30, 2012 and 2011 and for the six months ended September 30, 2012 and 2011 and the accompanying notes thereto.

99.3*	Pro Forma Condensed Combined Financial Statements as of September 30, 2012 Unaudited and for the year ended March 31, 2012 and the accompanying notes thereto.

* Filed herewith

FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS IN THIS REPORT MAY CONSTITUTE “FORWARD LOOKING STATEMENTS”. WHEN THE WORDS “BELIEVES,” “EXPECTS,” “PLANS,” “PROJECTS,” “ESTIMATES” AND SIMILAR EXPRESSIONS ARE USED, THEY IDENTIFY FORWARDLOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT’S CURRENT BELIEFS AND

ASSUMPTIONS AND INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. INFORMATION CONCERNING FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS CAN BE FOUND IN OUR PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO PUBLICLY RELEASE REVISIONS TO THESE FORWARD-LOOKING STATEMENTS TO REFLECT FUTURE EVENTS OR CIRCUMSTANCES OR REFLECT THE OCCURRENCE OF

UNANTICIPATED EVENTS.

Unless otherwise indicated, references to “we,” “us,” “our,” “Company,” or “Investview” mean Investview, Inc. and its subsidiaries, and references to“fiscal” mean the Company’s fiscal year ended March 31. References to the “parent company” mean Investview, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INVESTVIEW, INC.

By:	/s/ John R. MacDonald
Name:	John R. MacDonald
Title:	Chief Financial Officer

By:	/s/ Joseph J. Louro
Name:	Joseph J. Louro
Title:	Chief Executive Officer

Date: February 13, 2013

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